                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 12, 2001
                                          -------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                         0-25762             54-1719855
-----------------------------        ----------------      ----------------
(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                  File Number)        Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------             --------------
  (Address of principal executive offices)                       (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000


         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS

                 The May 2001 monthly Certificateholder's Statements to investors were distributed June 12, 2001.

ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
Exhibit 20:

                 1.  May performance Summary

                 2. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 3. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 4. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 5. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 6. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 7. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 8. Series 1998-3 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 9. Series 1998-4 Class A and Class B Certificateholder's Statements for the month of May 2001.

                 10. Series 1999-1 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 11. Series 1999-2 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 12. Series 1999-3 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 13. Series 2000-1 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 14. Series 2000-2 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 15. Series 2000-3 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 16. Series 2000-4 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 17. Series 2000-5 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 18. Series 2001-1 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 18. Series 2001-2 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 18. Series 2001-3 Class A and Class B Certificateholder's
                     Statements for the month of May 2001

                 19. Trust Excess Spread Analysis



                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:  CAPITAL ONE BANK
                                           Servicer


                                      By:   /s/ David M. Willey
                                           -------------------------------------
                                           David M. Willey
                                           Senior Vice President of Corporate
                                           Financial Management
Date:  June 12, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                            -------------------------




                                    EXHIBITS

                                       TO

                                   FORM 8-K/A






                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             ------------

   1             May performance Summary                                    07

   2             Series 1996-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              09

   3             Series 1996-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              11

   4             Series 1996-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              13

   5             Series 1997-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              15

   6             Series 1997-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              17

   7             Series 1998-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              20

   8             Series 1998-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              23

   9             Series 1998-4 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              26

   10            Series 1999-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              29

   11            Series 1999-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              32

   12            Series 1999-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              35

   13            Series 2000-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              37

   14            Series 2000-2 Class A and Class B Certificate-

                 holder's Statements for the month of May 2001              39

   15            Series 2000-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              41

   16            Series 2000-4 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              43

   17            Series 2000-5 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              45

   18            Series 2001-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              47

   19            Series 2001-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              49

   20            Series 2001-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2001              51

                 Trust Excess Spread Analysis                               53